Exhibit 32.1

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Orange 21 Inc. (the “Company”) for the quarterly period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Barry Buchholtz, as Chief Executive Officer of the Company, and Michael Brower, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ BARRY BUCHHOLTZ
Name: Barry Buchholtz Title: Chief Executive Officer Date: August 14, 2006

/S/ MICHAEL BROWER
Name: Michael Brower Title: Chief Financial Officer Date: August 14, 2006